SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2002

Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710 Medtronic Parkway
Minneapolis, Minnesota  55432
(Address of Principal Executive Offices and Zip Code)

(763) 514-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

                On August 20, 2002, the Registrant issued a press release relating to first quarter earnings.  The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.    Financial Statements and Exhibits

                Exhibit 99               Press release dated August 20, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ David J. Scott
Date: August 28, 2002		David J. Scott
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description

99	Press release dated August 20, 2002